Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION  906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Natrol, Inc. (the “Company”) for the period ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacity and on the date listed below, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)                                  the report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)                                  the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This Certification shall not be deemed part of the report or “filed” for any purpose whatsoever, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Date: May 14, 2007
/s/ Wayne M. Bos
Wayne M. Bos
President and Chief Executive Officer
(Principal Executive Officer)